SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A )

Filed by the registrant  |X|
Filed by a party other than the registrant |_|
Check the appropriate box:                     |_|Confidential,  for Use of
     |_| Preliminary  proxy statement             the Commission Only (a
     |X| Definitive proxy statement               permitted by Rule  14a-6(e)(2)
     |_| Definitive additional materials
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           FLAG FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
      |X|     No fee required
      |_|     Fee computed on table below per Exchange Act Rules 14a-6(i)
              (1) and 0-11.

      (1)Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

      (2)Aggregate number of securities to which transactions applies:
-------------------------------------------------------------------------------

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

      (4)Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

      (5)Total fee paid:
-------------------------------------------------------------------------------

      |_|     Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)Amount previously paid:
-------------------------------------------------------------------------------

      (2)Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------

      (3)Filing Party:
-------------------------------------------------------------------------------

      (4)Date Filed:
-------------------------------------------------------------------------------

                       [FLAG Financial Corporation Logo]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000

To the Shareholders of FLAG Financial Corporation:

     The 2000 Annual Meeting of Shareholders of FLAG Financial Corporation (the "Company") will be held at Eagle's Landing, 235 Corporate Center Drive,
Stockbridge, Georgia, on Wednesday, April 19, 2000 at 2:00 p.m., for the purposes of:

     (1)  Electing four directors of the Company;

     (2) Ratifying the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000; and

     (3) Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     March 1, 2000 is the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

                                       By Order of the Board of Directors,

                                       /s/ John S. Holle

                                       John S. Holle
                                       Chairman of the Board

Stockbridge, Georgia
March 20, 2000

     Please read the attached proxy statement and then promptly complete, execute and return the enclosed proxy card in the accompanying postage-paid envelope. You can spare your company the expense of further proxy solicitation by returning your proxy card promptly.

                           FLAG FINANCIAL CORPORATION


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000


                                  INTRODUCTION

Time and Place of the Meeting

     The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2000 Annual Meeting of Shareholders of the Company to be held on Wednesday, April 19, 2000 at 2:00 p.m. local time at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia and at any adjournment of the meeting.

Record Date and Mailing Date

     The close of business on March 1, 2000 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 20, 2000.

Number of Shares Outstanding

     As of the close of business on the Record Date, the Company had 20,000,000 shares of Common Stock, $1.00 par value, authorized, of which 8,275,405 shares were issued and outstanding, which includes 42,500 shares held in treasury.. Each such share is entitled to one vote on all matters to be presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. You should specify your choices with regard to the two proposals on the proxy card. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on your proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by a signed and dated proxy card will be voted FOR the election of the four director nominees named in Proposal 1, and FOR the ratification of the Board's selection of independent accountants as described in Proposal 2. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

Requirements for Shareholder Approval

     The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the Company will use the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote).

     In accordance with Georgia law and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. If you withhold your vote as to one or more directors, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. The proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 2), will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal, provided a quorum is present. As a result, abstentions and "broker non-votes" will have no effect since they are treated as true abstentions and not as negative votes.

Revoking Your Proxy

     The giving of a proxy does not affect the right to vote in person if you attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Thomas L. Redding, Secretary of the Company, at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia 30281; by executing and delivering to Mr. Redding a proxy card bearing a later date; or by voting in person at the Annual Meeting.

Solicitation of Proxies

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. The Company will pay the cost of proxy solicitation.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than ten and not more than twenty-five members. The Board of Directors of the Company fix the precise number of directors. The directors are divided into three classes as nearly equal in number as possible. The directors in each class are elected by the shareholders for a term of three years or until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class of either four or five directors is elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr. and Robert W. Walters will expire. The Board of Directors has nominated each of these four individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a three-year term that will expire at the 2003 Annual Meeting of Shareholders. If any of the nominees should be unavailable to serve for any reason (which we do not anticipate), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     The Board of Directors unanimously recommends that shareholders vote FOR the proposal to re-elect H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr. and Robert W. Walters as directors of the Company for a three-year term expiring at the 2003 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Information Regarding Nominees and Continuing Directors

     The following table shows certain information regarding the four nominees to serve as directors, as well as the nine incumbent directors whose terms as directors will continue following the Annual Meeting. Except as otherwise indicated, each of the named persons has been engaged in his or her present principal occupation for more than five years.

              Persons Nominated For Election To Serve As Directors
                  Until The 2003 Annual Meeting Of Shareholders


Name                       Age                         Business Information

H. Speer Burdette, III     47      Mr.  Burdette  is an owner,  director,  Vice  President  and
                                   Treasurer of J.K. Boatwright & Co., P.C., an accounting firm in LaGrange,  Georgia.  He has been a director of First Flag
                                   Bank since 1993 and a director of the Company since 1994.

John S. Holle              49      Mr. Holle  currently  serves as Chairman of the Board of the
                                   Company.  Mr. Holle served as Chairman,  President and Chief
                                   Executive  Officer of the Company  from 1993 until March 31,
                                   1998 when Middle Georgia  Bankshares,  Inc.  merged with the
                                   Company.  Mr.  Holle has been  President,  and a director of
                                   First  Flag Bank  since  1985 and  Chairman  of the Board of
                                   First  Flag  Bank  since  1990.  He is  also a  director  of
                                   Citizens Bank and Thomaston  Federal Savings Bank. Mr. Holle
                                   serves on the Board of  Directors  of the Federal  Home Loan
                                   Bank of Atlanta in Atlanta, Georgia.

John W. Stewart, Jr.       65      Mr. Stewart is an owner, Chairman of the Board and President of Stewart Wholesale  Hardware Company,  a wholesale grocery and hardware  business in LaGrange,  Georgia.  He has been a director of First Flag Bank since 1982 and a director of the
                                   Company since 1994.

Robert W. Walters          67      Mr.  Walters  retired in March 1996 as owner and director of
                                   The Mill Store,  Inc., a retail and contract  floor covering business  in  LaGrange,  Georgia.  He has been a director of
                                   First Flag Bank since  1982 and a  director  of the  Company since 1994.

                Directors To Serve Until The 2001 Annual Meeting
                                 Of Shareholders


Name                       Age                         Business Information

Dr. A. Glenn Bailey        65      Dr. Bailey is a physician and surgeon in LaGrange,  Georgia.
                                   He is a director  and served as  President  of  Clark-Holder
                                   Clinic, a medical clinic in LaGrange, Georgia. He has been a director of First Flag Bank since 1982 and a director of the
                                   Company since 1994.

John R. Hines, Jr.         65      Mr. Hines  served as Chairman of the Board and  President of
                                   First  Hogansville  Bankshares,  Inc.  from  January 1, 1982 until September 30, 1999 when First Hogansville  Bankshares,
                                   Inc.  merged with the  Company.  Mr.  Hines  served as Chief
                                   Executive   Officer  of  The  Citizens  Bank,  which  was  a
                                   wholly-owned  subsidiary  of First  Hogansville  Bankshares,
                                   Inc.,  from July 1, 1978 until The Citizens Bank merged with
                                   First  Flag  Bank  and  was   renamed  to  First  Flag  Bank
                                   Hogansville on February 11, 2000. Mr. Hines currently serves as Senior Vice  President  and a director of the Company and as a director  of First Flag Bank.  He is  President  of the
                                   First Flag Bank Hogansville  division of First Flag Bank. He is also a member of the Board of  Trustees  of West  Georgia
                                   Medical System.

Kelly R. Linch             57      Mr. Linch is owner of Linch's,  Inc., a retail appliance and electronics  store  in  LaGrange,  Georgia.  He  has  been a director of First Flag Bank since 1986 and a director of the
                                   Company since 1994.

J. Daniel Speight, Jr.     43      Mr.  Speight  served  as Chief  Executive  Officer  and as a director of Middle Georgia Bankshares,  Inc. from 1989 until
                                   March 31, 1998 when Middle Georgia  Bankshares,  Inc. merged with the Company.  Mr.  Speight  currently is President  and
                                   Chief  Executive  Officer  of  the  Company.   He  has  been
                                   President,   Chief  Executive  Officer  and  a  director  of
                                   Citizens Bank since 1984. Mr. Speight became Chief Executive
                                   Officer of First Flag Bank in October 1999. He is a director of the  Company,  First  Flag Bank and  Citizens  Bank.  Mr.
                                   Speight is also a director of The  Bankers  Bank in Atlanta,
                                   Georgia and Towne Services, Inc. in Norcross, Georgia.

                Directors To Serve Until The 2002 Annual Meeting
                                 Of Shareholders


Name                       Age                         Business Information

Robert G. Cochran          63      Mr. Cochran served as President and Chief Executive  Officer of Thomaston  Federal  Savings  Bank from  February 22, 1982 until August 27, 1999 when  Thomaston  Federal  Savings Bank became a wholly-owned subsidiary of the Company. Mr. Cochran currently serves as Senior Vice President of the Company and as a director of the Company. He is President and a director of Thomaston  Federal  Savings Bank. Mr. Cochran also serves as  trustee  of the  Foundation  of  Flint  River  Technical
                                   Institute in Thomaston, Georgia.

Patti S. Davis             43      Ms.  Davis  served as  Executive  Vice  President  and Chief
                                   Financial  Officer of Middle Georgia  Bankshares,  Inc. from
                                   1994 until March 31, 1998 when  Middle  Georgia  Bankshares,
                                   Inc.  merged with the  Company.  Ms.  Davis served as Senior
                                   Vice President and Chief Financial  Officer of Citizens Bank
                                   from 1990 until  January  2000.  Ms.  Davis  served as Chief
                                   Financial  Officer  of the  Company  from  July  1998  until
                                   January  2000.  Ms.  Davis  currently  serves as Senior Vice
                                   President  and  Assistant  Secretary of the Company and is a
                                   director of the Company.  She is also Senior Vice  President of the Citizens Bank.

Fred A. Durand, III        58      Mr.  Durand is  President,  Chief  Executive  Officer  and a
                                   director of Durand-Wayland,  Inc., a manufacturer of produce sorting and spray  equipment  in LaGrange,  Georgia.  He has been a director of First Flag Bank since 1990 and a director of the Company since 1994.

James W. Johnson           58      Mr.  Johnson is owner and  President  of McCranie  Motor and
                                   Tractor  Company,  Inc.,  a retail  seller of  tractors  and implement  equipment in Unadilla,  Georgia. He is the former
                                   Chairman of the Board of Middle Georgia Bankshares, Inc. Mr.
                                   Johnson  became  Chairman of the Board of  Citizens  Bank in
                                   October  1999.  He  currently  serves as  director of Taylor
                                   Regional  Hospital  in  Hawkinsville,  Georgia and Rock Tenn
                                   Corporation in Norcross,  Georgia. Mr. Johnson has served as a director of the Company since 1998.

J. Preston Martin          46      Mr. Martin  served as President of Three Rivers  Bancshares,
                                   Inc.   from  1986  until  May  8,  1998  when  Three  Rivers
                                   Bancshares,  Inc. merged with the Company. Mr. Martin served as the  President  and Chief  Executive  Officer  of Bank of
                                   Milan,  which was a wholly-owned  subsidiary of Three Rivers
                                   Bancshares,  Inc., from 1985 until Bank of Milan merged with
                                   Citizens  Bank on  January  1, 1999.  Mr.  Martin  currently serves as Senior  Vice  President  of the  Company  and as a director of the Company and Citizens Bank. Mr. Martin became the President of Citizens Bank in October 1999 and serves as the  President  of the Bank of Milan  division  of  Citizens
                                   Bank. Mr. Martin also owns 50% of Wheeler County Finance,  a small loan company in Alamo, Georgia.

                               Executive Officers


     The persons listed below are Executive Officers of the Company who do not serve on the Board of Directors.


Name                       Age                         Business Information

Charlie O. Hinely          52      Mr.  Hinely  serves as Executive  Vice  President  and Chief
                                   Operating  Officer of the  Company.  Mr.  Hinely  joined the
                                   Company in December 1997. Prior to joining the Company,  Mr.
                                   Hinely was employed by The  Citizens  and Southern  National
                                   Bank  in  Atlanta,  Georgia  and  was a  principal  of  Bank
                                   Management  Resources,  Inc.  in  Atlanta,  Georgia  and LSI
                                   Partners, Inc. in Atlanta, Georgia.

Thomas L. Redding          41      Mr. Redding serves as Senior Vice  President,  Secretary and
                                   Chief  Financial  Officer of the Company.  He also serves as the Chief Financial  Officer of Citizens Bank and First Flag
                                   Bank.  Mr. Redding joined the Company in June 1999 as Senior
                                   Vice  President  and  Controller.  From 1990 until June 1999 when he joined the  Company,  Mr.  Redding  was  employed by
                                   United Bank  Corporation  in  Barnesville,  Georgia as Chief
                                   Financial  Officer.  Prior to Mr. Redding's  employment with
                                   United  Bank   Corporation,   he  was  associated   with  an
                                   accounting firm located in Blakely, Georgia concentrating in the financial services industry.

J. Daniel Speight and Patti S. Davis are first cousins.

Management Stock Ownership

     The following table lists the number and percentage ownership of shares of common stock beneficially owned by each director of the Company, each executive officer and all executive officers and directors as a group as of the Record Date. Information relating to beneficial ownership of Company common stock is based upon "beneficial owner" concepts set forth in rules under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                                            Amount and
                                        Nature of Beneficial          Percent
          Name                               Ownership              of Total (%)
          -----                              ---------              ------------

(a)     Directors
       Dennis D. Allen                   28,506.36     (1)              .34
       Dr. A. Glenn Bailey               99,718        (2)             1.20
       H. Speer Burdette, III            25,706        (3)              .31
       Robert G. Cochran                114,470        (4)             1.38
       Patti S. Davis                   153,061.21     (5)             1.84
       Fred A. Durand, III               33,879        (6)              .41
       John R. Hines, Jr.               286,282        (7)             3.46
       John S. Holle                     94,221.644    (8)             1.13
       James W. Johnson                 150,960        (9)             1.82
       Kelly R. Linch                    59,534       (10)              .72
       Preston Martin                   304,137.07    (11)             3.67
       J. Daniel Speight, Jr.           274,351.429   (12)             3.29
       John W. Stewart, Jr.              31,102.531   (13)              .37
       Robert W. Walters                141,739.842   (14)             1.71

(b)    Executive Officers
       Charles O. Hinely                  8,413.198   (15)              .10
       Thomas L. Redding                    147.962   (16)              .00

(c)    All Directors and Executive
       Officers as a group
       (16 persons)                   1,806,229.9                     21.07

-------------------

(1) Consists of (i) 22,510 shares held by Mr. Allen, (ii) 4,590.361 shares held in the Company's 401(k) Plan and (iii) 1,406 shares subject to immediately exercisable options.

(2) Consists of (i) 36,555 shares held by Dr. Bailey, (ii) 35,055 shares held by Dr. Bailey's spouse as to which beneficial ownership is shared, (iii) 7,059 shares held by Chattahoochee Land Investment as to which beneficial ownership is shared, (iv) 1,325 shares held by a broker for the benefit or Chattahoochee Land Investment as to which beneficial ownership is shared, and (v) 19,724 shares subject to immediately exercisable options.

(3) Consists of (i) 5,982 shares held in Individual Retirement Accounts for the benefit of Mr. Burdette, and (ii) 19,724 shares subject to immediately exercisable options.

(4)  Consists of (i) 33,624  shares held jointly by Mr.  Cochran and his spouse,
     (ii) 13,474 shares held in Individual  Retirement  Accounts of Mr. Cochran,
     (iii) 51,825 shares issued pursuant to the Thomaston Federal Savings Bank 401(k) Plan, and (iv) 15,547 shares subject to immediately exercisable stock options.

(5) Consists of (i) 108,439 shares held by Ms. Davis, (ii) 4,063 shares held in an Individual Retirement Account for the benefit of Ms. Davis, (iii) 7,866 shares held by Speight Futures, Inc. as to which beneficial ownership is shared, (iv) 6,443.210 shares issued pursuant to the Company's 401(k) Plan, and (v) 26,250 shares subject to immediately exercisable options. Ms. Davis is also an executive officer of the Company.

(6) Consists of (i) 14,155 shares held by a broker for the benefit of Mr. Durand, and (ii) 19,724 shares subject to immediately exercisable options.

(7) Consists of (i) 232,555 shares held by Mr. Hines, (ii) 3,042 shares held by Mr. Hine's spouse as to which beneficial ownership is shared, and (iii) 50,685 shares pursuant to The Citizens Bank 401(k) Profit Sharing Plan.

(8) Consists of (i) 15,000 shares held by Mr. Holle, (ii) 804.512 shares issued to Mr. Holle pursuant to the Company's dividend reinvestment plan, (iii) 27,229.132 shares issued pursuant to the Company's Profit Sharing and 401(k) Plan, and (iv) 51,188 shares subject to immediately exercisable options. Mr. Holle is also an executive officer of the Company.

(9) Consists of (i) 58,377 shares held by Mr. Johnson, (ii) 2,716 shares held by Mr. Johnson's spouse as to which beneficial ownership is shared, (iii) 84,010 held by McCranie Motor and Tractor Company, Inc. Profit Sharing Plan for the benefit of Mr. Johnson, and (iv) 5,857 shares subject to immediately exercisable options.

(10) Consists of (i) 33,750 shares held by Mr. Linch, (ii) 6,060 shares held by a broker for the benefit of Mr. Linch, and (iii) 19,724 shares subject to immediately exercisable options.

(11) Consists of (i) 191,000 shares held by Mr. Martin, (ii) 96,000 shares held by a broker for the benefit of Mr. Martin, (iii) 11,137.070 shares issued pursuant to the Company's 401(k) Plan, and (iv) 6,000 shares subject to immediately exercisable stock options. Mr. Martin is also an executive officer of the Company.

(12) Consists of (i) 99,997 shares held by Mr. Speight, (ii) 49,498 shares held by a broker for the benefit of Mr. Speight, (iii) 2,362 shares held by Mr. Speight as trustee for Patricia Ruth Davis, (iv) 589 shares held by Mr. Speight as trustee for Anna Davis, (v) 1,677 shares held by a broker for the benefit of Mr. Speight as custodian for Alex Speight, (vi) 1,677 shares held by a broker for the benefit of Mr. Speight as custodian for J. Daniel Speight, III, (vii) 7,371 shares held in an Individual Retirement Account for the benefit of Mr. Speight, (viii) 34,917 shares held by Sp8Co., Inc. as to which beneficial ownership is shared, (ix) 8,575.429 shares issued pursuant to the Company's 401(k) Plan, and (x) 67,688 shares subject to immediately exercisable options. Mr. Speight is also an executive officer of the Company.

(13) Consists of (i) 9,486 shares held by Mr. Stewart, (ii) 15 shares held by Mr. Stewart as custodian for Tristain Daugherty, (iii) 1,876.924 shares issued to Mr. Stewart pursuant to the Company's dividend reinvestment plan,
     (iv) .607 shares issued to Mr. Stewart as custodian for Tristain Daugherty pursuant to the Company's dividend reinvestment plan, and (v) 19,724 shares subject to immediately exercisable options.

(14) Consists of (i) 37,875 shares held by Mr. Walters, (ii) 41,700 shares held jointly by Mr. Walters and his spouse, (iii) 42,000 shares held by Mr. Walters' spouse as to which beneficial ownership is shared, (iv) 375 shares held by Mr. Walters as custodian for Myles D. Oliver, (v) 65.842 shares issued to Mr. Walter's as custodian for Myles D. Oliver pursuant to the Company's dividend reinvestment plan, and (vi) 19,724 shares subject to immediately exercisable options.

(15) Consists of (i) 10 shares held by Mr. Hinely, (ii) 189.829 shares issued to Mr. Hinely pursuant to the Company's dividend reinvestment plan, (iii) 90 shares held by a broker for the benefit of Mr. Hinely, (iv) 1,231 shares held by a broker for the benefit of Mr. Hinely's spouse as to which beneficial ownership is shared, (v) 274.9888 shares held by a broker for the benefit of Mr. Hinely's spouse as custodian for Rebecca E. Hinely, (vi) 1,867.380 shares issued pursuant to the Company's 401(k) Plan, and (vii) 4,750 shares subject to immediately exercisable stock options.

(16) Consists of 147.962 shares held in the Company's 401(k) Plan.


Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and its subsidiary banks. The Company's committees include an Audit and Exam Committee, a Benefits and Compensation Committee, and an Executive Committee. During 1999, the Board of Directors held four meetings, the Audit and Exam Committee held four meetings, the Benefits and Compensation Committee held three meetings, and the Executive Committee held ten meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he or she is a member.

     The Audit and Exam Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit and Exam Committee members are H. Speer Burdette, III, Fred A. Durand, III, James W. Johnson and Kelly R. Linch.

     The Benefits and Compensation Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and its subsidiaries. The Benefits and Compensation Committee members are Dr. A. Glenn Bailey, Fred A. Durand, III and James W. Johnson.

     The Executive Committee is authorized, within certain limitations, to exercise all of the authority of the Board of Directors between Board meetings. Among other functions, the Executive Committee reviews, on a monthly basis, the reports of the loans made and savings activities during the preceding month. The Executive Committee also reviews and ratifies any investments made by the Company. The Executive Committee consists of H. Speer Burdette, III, John S. Holle, James W. Johnson, J. Preston Martin, J. Daniel Speight, Jr. and John W. Stewart, Jr. Charles O. Hinely serves as an Ex Officio Officer to the Executive Committee.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 2.14 of the Bylaws of the Company. See "Shareholders' Proposals for 2001 Annual Meeting" below.

Director Compensation

     The seven non-employee members of the Board of Directors receive $3,000 per quarter, which includes all board meetings and assigned committee meetings for the Company and any subsidiary bank board. Three directors serving on the Executive Committee who are not also employees of the Company receive an additional $750 per quarter. The Company paid a total of $90,000 in directors' fees in 1999. Directors who are employees of the Company or its subsidiaries do not receive directors' fees.

     The Company's 1994 Directors Stock Incentive Plan (the "Directors Stock Plan"), provides that each person who becomes a director of the Company and who is not an employee of the Company or any of its subsidiaries will be granted an option for the purchase of 5,000 shares of common stock upon the commencement of his or her service as a director. Additionally, the Directors Stock Plan provides that as of each March 1st, starting at March 1, 1995 and ending on March 1, 2004, the non-employee directors as a group on each such date will be entitled to receive options for the purchase of 6,000 shares of common stock which shall be divided equally among them, but only if the Company's book value as of the December 31st immediately preceding such March 1st equals or exceeds 106% of the Company's book value as of the prior December 31st. Since a change of control of the Company (as defined in the Directors Stock Plan) occurred on March 31, 1998 when Middle Georgia Bankshares, Inc. merged with the Company, all of the options that remained under the Directors Stock Plan at that time (72,936 shares) were granted to and divided equally among all of the non-employee directors as of March 30, 1998. In December 1998, the Company added 15,000 shares to be issued under the Directors Stock Plan. In accordance with the Directors Stock Plan, options for the purchase of 857 shares were granted to each of the seven non-employee directors as of March 1, 1999. All options were granted at an exercise price equal to the fair market value of a share of common stock on the date of grant. The options vested when they were granted and have a term of ten years. In October 1999, the Company added 1,000 shares under the Directors Stock Plan.

     Effective as of February 3, 1995, First Flag Bank established a Director Indexed Fee Continuation Program (the "First Flag Bank Director Program") to provide retirement benefits to the directors of First Flag Bank (as well as a similar plan for certain executive officers of First Flag Bank). The index used by the First Flag Bank Director Program is the earnings on life insurance policies purchased on the directors' lives. First Flag Bank retains the tax-free build-up of cash surrender value in the policies up to the after-tax opportunity costs for premiums paid on the policies. Any remaining earnings from the policies are accrued to deferred compensation liability accounts for the directors. The earnings in a director's account are payable in ten annual installments commencing 30 days following the director's retirement as a director. As of December 31, 1999, First Flag Bank accrued $98,341 for the benefit of directors and executive officers and expensed $53,720.

     Effective February 13, 1995, Citizens Bank established a Director Indexed Fee Continuation Program (the "Citizens Bank Director Program") to provide retirement benefits to the directors of Citizens Bank (as well as a similar plan for certain executive officers of Citizens Bank). The Citizens Bank Director Program is substantially the same as the First Flag Bank Director Program. As of December 31, 1999, Citizens Bank accrued $28,472 for the benefit of Citizens Bank directors and executive officers and expensed $15,446.

     Effective July 1985, The Citizens Bank (Hogansville) established a Directors Deferred Compensation Plan to provide retirement benefits for directors of The Citizens Bank (the "Hogansville Director Program"). The Hogansville Director Program provides for an annual payment of a benefit for ten years upon the director's retirement or in the event the director dies while he is still serving as a director. The Citizens Bank has extended the Hogansville Director Program to include certain key employees of the bank. As of December 31, 1999, The Citizens Bank accrued $240,529 for the benefit of directors and executive officers and expensed $69,750.

Compensation Committee Interlocks and Insider Participation

     The  Benefits and  Compensation  Committee of the Board of Directors of the
Company establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and awards stock-based compensation to executive officers and employees of the Company. J. Daniel Speight, Jr., President and Chief Executive Officer of the Company, John S. Holle, Chairman of the Board of the Company, and Charles O. Hinely, Chief Operating Officer of the Company, participate in compensation discussions and decisions affecting other executive officers of the Company.


                   Benefits and Compensation Committee Reports
                            On Executive Compensation

     The Benefits and Compensation Committee (the "Committee") of the Board of Directors of the Company consists of three non-employee directors, Dr. A. Glenn Bailey, Mr. Fred A. Durand, III, and Mr. James W. Johnson. Mr. Durand serves as Chairman.

     The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company's senior executives, including the Chairman, President and Chief Executive Officer, and the other named executive officers. In carrying out these responsibilities, the Committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive plan performance measures, establishes incentive targets, approves cash incentive awards based on performance, grants stock options and other long-term incentives, and monitors the administration of the various plans. In all of these matters, the Committee's decisions are reviewed and approved or ratified by the Board of Directors.

Base Salaries

     The salaries of the Chairman and President and Chief Executive Officer are evaluated solely by the Committee. Salaries for the other named executive officers generally are recommended by the Chairman and President and Chief Executive Officer and reviewed by the Committee. The named executive officers and their salaries are listed in the Summary Compensation Table. In each case, salaries are based principally on a subjective review of the executive's individual performance and degree of experience and are also designed to be competitive with salaries paid to executives in similar positions in financial institutions of comparable asset size.

Annual Incentives

     One of the Committee's objectives in managing executive compensation is to link directly a significant portion of executive pay to Company performance. Mr. Holle and Mr. Speight and the other named executives are therefore eligible to receive bonuses based upon the Company's achievement of annual earnings and goal targets established by the Committee.

Long-term Incentives

     Another major objective of the Committee in managing executive compensation is to reward executives for increasing the value of the Company to its shareholders. The FLAG Financial Corporation Employees Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on February 17, 1994 and approved by shareholders as of April 20, 1994. The Plan accomplishes this objective by providing executives with opportunities to earn and acquire a meaningful ownership interest in the Company. The Committee is authorized to make awards of stock options and other stock-based incentives and has the sole authority to select the officers and other key employees to whom awards may be made under the Plan. Because the value of stock options and other stock awards is determined by the price of the common stock, the Committee believes these awards benefit stockholders by linking a potentially significant portion of executive pay to the performance of the common stock. In addition, the Plan assists the Company in attracting and retaining key employees and providing a competitive compensation opportunity. Awards made under the Plan for 1999 are disclosed in the "Summary Compensation Table" and "Option Grants in Last Fiscal Year."

Benefits

     In general, the benefit plans provided to key employees, such as health care, life insurance, profit sharing and 401(k), are intended to provide an adequate retirement income as well as financial protection against illness, disability or death. Benefits offered to the named executive officers and other executives are substantially the same as those provided to all employees, with some variation.

Compensation of the President and Chief Executive Officer

     In determining the compensation of the President and Chief Executive Officer, the Committee is guided by the Company's compensation philosophy as described in this report, the Company's performance and competitive practices. There were no changes in the base salary for Mr. Speight during 1999. In 1999, Mr. Speight received bonuses totaling $87,625. The bonuses consisted of a $37,625 bonus for Mr. Speight's service to the Company, which was accrued in 1998 and payable in 1999. The remaining $50,000 related to the sale of stock held by the Company through which the Company realized a large profit. The Company desired to compensate Mr. Speight for the realized profit to the Company.

Summary

     The Company's executive compensation program encourages executives to manage the Company profitability and to increase the value of the business to the shareholders. The increasing emphasis on annual and long-term incentives is consistent with the Committee's policy of linking pay to performance and increasing shareholder value. The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders. The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

     Submitted by the Benefits and Compensation Committee of the Board of Directors of FLAG Financial Corporation.

               Fred A. Durand, III
               Chairman

               Dr. A. Glenn Bailey

               James W. Johnson

                                PERFORMANCE GRAPH


     The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index for the past five years. The Performance Graph assumes reinvestment of dividends, where applicable.


                                PERFORMANCE GRAPH


                Comparison of Five-Year Cumulative Total Returns
                              Performance Graph for
                           FLAG Financial Corporation




                              12/1994  12/1995 12/1996  12/1997 12/1998 12/1999
                              -------  ------- -------  ------- ------- -------
    FLAG Financial            $100.00  $163.77 $124.64  $249.28 $200.00 $121.74
    Corporation
    Nasdaq Stock Market (US   $100.00  $141.34 $173.89  $213.07 $300.25 $542.43
    Companies)
    Nasdaq Bank Stocks        $100.00  $149.00 $196.73  $329.39 $327.12 $314.42

                             EXECUTIVE COMPENSATION

Summary of Compensation

     The following table shows certain information for the fiscal years indicated concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned over $100,000 in salary and bonus during 1999 (the "Named Executive Officers").

     John S. Holle served as Chairman of the Board, President and Chief Executive Officer of the Company until March 31, 1998. Upon completion of the merger of Middle Georgia Bankshares, Inc. with the Company on March 31, 1998, Mr. Holle became Chairman of the Company and J. Daniel Speight, Jr. became President and Chief Executive Officer of the Company. Ms. Davis became Senior Vice President of the Company upon completion of the merger of Middle Georgia Bankshares, Inc. with the Company. Mr. Speight and Patti S. Davis were not executive officers of the Company prior to the merger of Middle Georgia Bankshares Inc. with the Company.

     J. Preston Martin became an executive officer of the Company on May 8, 1998 when Three Rivers Bancshares, Inc. merged with the Company. Mr. Hinely joined the Company in December 1997 and currently serves as Executive Vice President and Chief Operating Officer of the Company.

                           Summary Compensation Table

                                                                                          Long-Term
                                                       Annual Compensation(1)        Compensation Awards
                                                                                          Securities
Name and                                                                              Underlying Options         All Other
Principal Position                      Year        Salary ($)        Bonus ($)          (# of shares)         Compensation
------------------                      ----        ----------        ---------          -------------         -------------

J. Daniel Speight, Jr.
-----------------------
President and Chief Executive           1999        $215,000         $87,625 (2)            26,250                 $8,420   (3)
Officer of the Company                  1998        $215,000         $29,025                81,750                 $5,963


John S. Holle
--------------
Chairman of the Board of the            1999        $215,000         $80,625 (2)            26,250                $13,007   (4)
Company                                 1998        $175,000         $20,200                62,250                $17,461
                                        1997        $144,200         $ 8,750                 7,500                $16,348

Charles O. Hinely
-----------------
Executive Vice President and Chief      1999        $160,000         $18,750                21,250                 $6,094   (5)
Operating Officer of the Company        1998        $125,000          - 0 -                 19,000                 $4,545


J. Preston Martin
------------------
Senior Vice President of the            1999        $158,000         $61,887                21,250                 $7,893   (6)
Company                                 1998        $158,000         $36,000 (7)            24,000                 $  325


Patti S. Davis
---------------
Senior Vice President and               1999        $125,000         $18,750                10,000                 $6,618   (8)
Assistant Secretary of the Company      1998        $125,000         $21,625                28,500                 $3,732

-------------------

(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2) Consists of bonuses accrued in 1998 and payable in 1999 and $50,000 bonus paid to each of Mr. Speight and Mr. Holle relating to the sale of stock held by the Company through which the Company realized a large profit. The Company desired to compensate both Mr. Speight and Mr. Holle for the realized profit to the Company.

(3) For 1999 and 1998, consists of contributions of $7,167 and $5,000, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $1,253 and $963, respectively, for insurance premiums for term and other life insurance.

(4) For 1999, 1998 and 1997, consists of contributions of $10,000, $14,633 and $13,734, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $3,007, $2,828 and $2,614, respectively, for insurance premiums for term and other life insurance.

(5) For 1999 and 1998, consists of contributions of $5,000 and $3,750, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $1,094 and $795, respectively, for insurance premiums for term and other life insurance.

(6) For 1999 and 1998 consists of contributions of $7,242 to the Company's Profit Sharing Plan and 401(k) Plan and $651 and $325, respectively, for insurance premiums for term and other life insurance.

(7)  The bonus for Mr. Martin was accrued in 1998 and paid in 1999.

(8) For 1999 and 1998, consists of contributions of $6,250 and $3,473, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $368 and $259, respectively, for insurance premiums for term and other life insurance.

                        Option Grants in Last Fiscal Year

     The following table provides details regarding stock options granted to the Named Executive Officers in 1999.

                            Individual Option Grants

                                                                                              Potential Realizable Value
                                                                                               at Assumed Annual Rate of
                                                                                               Stock Price Appreciation
                                                 Individual                                       for Option Term (3)
                         ------------------------------------------------------------------   ---------------------------
                                                  % of Total
                                      Securities   Options
                                      Underlying  Granted to
                                       Options     Employees  Exercise or
                         Date of       Granted     in Fiscal   Base Price    Expiration
         Name             Grant        (#)(1)       Year (%)    ($/Sh)(2)        Date               5%           10%
         ----             -----        ------       --------    ---------        ----               --           ---

J. Daniel Speight, Jr.   09/17/99        5,625      1.78         8.3130        09/17/09           76,168.38   121,284.90
                         09/17/99       15,000      4.74         8.3130        09/17/09          203,115.69   323,426.41
                         09/30/99        5,625      1.78         8.8750        09/30/09           81,317.74   129,484.36

John S. Holle            09/17/99        5,625      1.78         8.3130        09/17/09           76,168.38   121,284.90
                         09/17/99       11,600      3.67         8.3130        09/17/09          157,076.13   250,116.42
                         09/17/99        3,400      1.07         8.3130        09/17/09           46,039.55    73,309.98
                         09/30/99        5,625      1.78         8.8750        09/30/09           81,317.74   129,484.36

Charles O. Hinely        09/17/99        5,625      1.78         8.3130        09/17/09           76,168.38   121,284.90
                         09/17/99       10,000      3.16         8.3130        09/17/09          135,410.46   215,617.60
                         09/30/99        5,625      1.78         8.8750        09/30/09           81,317.74   129,484.34

J. Preston Martin        09/17/99        5,625      1.78         8.3130        09/17/09           76,168.38   121,284.90
                         09/17/99       10,000      3.16         8.3130        09/17/09          135,410.46   215,617.60
                         09/30/99        3,100      0.98         8.8750        09/30/09           44,815.11    71,360.27
                         09/30/99        2,525      0.80         8.8750        09/30/09           36,502.63    58,124.09

Patti S. Davis           09/17/99       10,000      3.16         8.3130        09/17/09          135,410.46   215,617.60

------------------------------------------------------------------------------------------------------------------------


(1) All of the options were granted under the Company's 1994 Employees Stock Incentive Plan and vest in 16.666% increments on anniversary of grant, except for options granted to Ms. Davis' which vest in 25% increments on anniversary of grant.

(2) Option holders can pay the exercise price by delivery of already-owned shares. Option holders can pay tax withholding obligations related to exercise of the options by offset of the underlying shares, subject to certain conditions.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast future possible appreciation, if any, of the price of the Company's common stock.

     The executive officers did not exercise any options in 1999. The exercise prices for the options granted to executive officers are higher than the market value of the Company's Common Stock at December 31, 1999.

Employment Agreements

     The Company entered into employment agreements with J. Daniel Speight, Jr., John S. Holle and Patti S. Davis, effective as of April 1, 1998. The Company entered into a similar employment agreement with Charles O. Hinely effective as of April 1, 1999. Each of the Employment Agreements provide for an initial term of three years. The three-year term automatically renews each day after the effective date so that the term remains a three-year term until either party notifies the other that the automatic renewals should discontinue. The Employment Agreements provide for an annual salary which is reviewed at least annually by the Board of Directors of the Company. The Employment Agreements also provide for the employees to participate in any bonus, stock option or other executive compensation programs available to senior management of the Company. Information regarding the annual salary and bonus paid to J. Daniel
Speight, Jr., John S. Holle, Charles O. Hinely and Patti S. Davis for 1999 pursuant to the Employment Agreements is set forth in the Summary Compensation Table above. The Employment Agreements provide that the employee is entitled to the use of an automobile, reimbursement of club fees and dues, and participation in all group employee benefit plans.

     The Employment Agreements state that in the event the Company terminates employment for any reason other than "cause" (as defined in the Employment Agreements), the employee is entitled to receive a severance payment in a lump sum amount equal to the employee's average monthly compensation multiplied by the number of months remaining in the term of the Employment Agreement. If there are less than twelve months remaining in the term of the Employment Agreement, the employee will receive a lump sum payment of his or her average monthly compensation multiplied by twelve. The employees also are entitled to receive certain benefits for at least twelve months or until the end of the term of the Employment Agreement, whichever is greater.

     Pursuant to the terms of the Employment Agreements, during the term of the Employment Agreement and for twelve months following the termination of the Employment Agreement, the employee agrees not to compete with the Company or solicit any of its customers or employees. The agreement not to compete and not to solicit customers or employees does not apply if (i) the Company terminates the employee without "cause," (ii) the Company experiences a "change of control" (as defined in the Employment Agreement) or (iii) the employee terminates the Employment Agreement for "cause."

     The Company entered into a Separation Agreement with J. Preston Martin effective May 13, 1998. Pursuant to the Separation Agreement, Mr. Martin will receive severance payments equal to his annual base salary and bonus paid over the previous three fiscal years in the event that Mr. Martin is involuntarily terminated as such term is defined in the Separation Agreement. In the Separation Agreement, Mr. Martin covenants not to compete with the Company during the term of the Separation Agreement and for a 12-month period following the termination of the Separation Agreement or the termination of Mr. Martin's status as an employee of the Company.

Loans to Management

     Directors, executive officers and principal shareholders of the Company have been customers of the FLAG subsidiary banks from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the FLAG Banks to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectibility or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1999, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $287,470, which represented .54% of the total equity capital of the Company as of such date.

     None of the loans outstanding at the FLAG subsidiary banks at any time during or subsequent to 1999 to directors, executive officers or principal shareholders of the Company is or has been on past due or non-accrual status, has been restructured, or is considered by the FLAG subsidiary banks to be a problem loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder, require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of common stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of such stock are required by applicable regulations to furnish the Company with copies of all
Section 16(a) reports they filed. To the Company's knowledge, no person beneficially owned more than 10% of the Company's common stock during 1999. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1999, all of its directors and executive officers complied with applicable Section 16(a) filing requirements.


                             PRINCIPAL SHAREHOLDERS

     There were no shareholders of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the Company's common stock as of December 31, 1999.


                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2000 and has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. Porter Keadle Moore, LLP is being appointed as the Company's independent accountants for the fourth year and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

     Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000.


                 SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 15, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before January 15, 2001 of a proposal for the 2001 Annual Meeting that the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to January 15, 2001, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                        By Order of the Board of Directors.

                                        /s/ Thomas L. Redding

                                        Thomas L. Redding
                                        Secretary


Stockbridge, Georgia
March 20, 2000
                                   -----------

     The Company's 1999 Annual Report to Shareholders and Annual Report on Form 10-K, which include audited financial statements for the Company, has been mailed to shareholders of the Company with these proxy materials. The Annual
Report to Shareholders and the Annual Report on Form 10-K do not form any part of the material for the solicitation of proxies

Revocable Proxy Common Stock

                           FLAG FINANCIAL CORPORATION

THIS PROXY IS SOLICITIED BY THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints, J. Daniel Speight, Jr. and John S. Holle, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of FLAG Financial Corporation (the "Company"), which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia,, on Wednesday, April 19, 2000, at 2:00 p.m., local time, and at any adjournments thereof, as indicated below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. Election of Directors: Authority for the election of H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr. and Robert W. Walters. as a class of directors, each to serve until the Annual Meeting of Shareholders in 2003 or until their successors are elected and qualified.

 { } FOR ALL NOMINEES listed above           { } WITHHOLD AUTHORITY to vote for
    (except as marked to the contrary below).    nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr.and Robert W. Walters

2. Ratification of Appointment of Independent Accountants: Authority to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS RPOXY CARD IN THE
                            ENCLOSED PREPAID ENVELOPE
          (Continued, and to be signed and dated, on the reverse side)

                           (Continued from other side)

PROXY-SOLICITED BY THE BOARD OF DIRECTORS

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE BOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE FOUR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2. If any other business is presented to a vote of the shareholders at the Annual Meeting, this proxy card will be voted by the proxies in their best judgement. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned company withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, March 1, 2000

                    Please mark, date and sign exactly as your name appears on this Proxy card. When shares are hold jointly, both holders should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

                    Date: ______________________, 1999

                    ------------------------------------
                                 Signature

                    -------------------------------------
                     Signature, if shares held jointly

                     Do you plan to attend the Annual Meeting? YES [ ] NO [ ]